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                                                                Exhibit 10.22(B)

                                 AMENDMENT TO
                        EXECUTIVE EMPLOYMENT AGREEMENT

     This amendment to executive employment agreement (the "Amendment") is made as of the 14th day of January, 1999, by and between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and Robert M. Hartnett (the "Executive").

                                   RECITALS
                                   --------

     WHEREAS, Executive and the Company are parties to an executive employment agreement dated September 11, 1998 (the "Employment Agreement"); and

     WHEREAS, Executive and the Company desire to amend the Employment Agreement to modify the term thereof.

                                   COVENANTS
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are specifically acknowledged, the parties hereto hereby agree as follows:

     1. Section 1 of the Employment Agreement is hereby modified to read in its entirety as follows:

          SECTION 1.  EMPLOYMENT.  The Company hereby employs the Executive as
                      ----------
     Chairman, Chief Executive Officer and President for a term commencing on the date this Agreement was originally entered into and continuing until January 14, 2001, such term to be extended by one additional year on each anniversary of the amendment of this Agreement dated January 14, 1999 (the "Term" or "Employment Period"), unless the Term is earlier terminated pursuant to the provisions hereof. Executive hereby accepts employment from the Company.

     2. Section 5(a) of the Employment Agreement is hereby modified to read in its entirety as follows:

          (a) The Executive's employment shall be for the Term (as defined in Section 1), unless terminated at an earlier date pursuant to this Section 5.

     3. As hereby modified, the Employment Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.


                              EINSTEIN/NOAH BAGEL CORP.

                              By /s/ Paul A. Strasen
                                ---------------------------------------
                                   Senior Vice Pres.

                              /s/ Robert M. Hartnett
                              -----------------------------------------
                              Robert M. Hartnett